Exhibit 10.51
*** Text Omitted and Filed Separately
Pursuant to a Confidential Treatment Request
under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)
THIRD AMENDMENT TO
DEVELOPMENT AND OEM SUPPLY AGREEMENT
     THIS THIRD AMENDMENT (the “Third Amendment”) to the Development and OEM Supply Agreement entered into effective on July 26, 2005, as amended (hereinafter referred to as the “Agreement”) is hereby made and entered into as of the last signature date below (the “Third Amendment Date”), by and among Dot Hill Systems Corp., a Delaware corporation, having its principal place of business at 2200 Faraday Avenue, Suite 100, Carlsbad, California 92008, and Dot Hill Systems B.V., a Netherlands corporation, having its principal place of business at Marssteden 94, 7547 TD Enschede, the Netherlands (hereinafter jointly referred to as “Dot Hill”); and Network Appliance, Inc., a Delaware corporation, having its principal place of business at 495 East Java Drive, Sunnyvale, California 94089, and Network Appliance Holding and Manufacturing, B.V., a Netherlands corporation formerly known as Network Appliance B.V., having its principal place of business at Vision Plaza East, Boeing Avenue 300, 1119 PZ Schiphol-RIJK, the Netherlands (hereinafter jointly referred to as “NetApp”). Dot Hill and NetApp may individually be referred to as a “party” and collectively as the “parties” in this Third Amendment.
BACKGROUND:
     WHEREAS, Dot Hill desires to make available to NetApp under the Agreement certain additional products that are currently known as [...***...], and NetApp intends to acquire from Dot Hill such [...***...] products under the Agreement;
     WHEREAS, Dot Hill and NetApp desire to set forth their agreement as to the application of the base terms and conditions of the Agreement, together with certain exhibits made thereto, to such [...***...] products, as set forth below in this Third Amendment; and
     WHEREAS, Dot Hill and NetApp also desire to supplement certain existing exhibits to the Agreement, as set forth below in this Third Amendment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Dot Hill and NetApp, Dot Hill and NetApp hereby agree to amend and do amend the Agreement, as follows:
THIRD AMENDMENT:
     1. Application of Existing Provisions. Dot Hill and NetApp hereby agree that the base terms and conditions of the Agreement, together with the provisions contained in the following exhibits thereto, shall apply to the Shasta, [...***...] products. Notwithstanding the foregoing, the provisions in Exhibit P, Rev. 1, shall apply only to those Shasta, [...***...] Products that are made by [...***...] and/or its affiliates, as successor-in-interest to Solectron Corporation and/or its affiliates, in their role as a Dot Hill DCM and which are provided by Dot Hill to NetApp under the Agreement.
Dot Hill and NetApp Confidential
***Confidential Treatment Requested

1.

Description of Exhibits	Exhibit References
Dot Hill Quality Requirements	Exhibit E, Rev. 1
Order Replenishment and Logistics Requirements	Exhibit F, Rev. 2
NetApp Customer Support Requirements	Exhibit G, Rev. 1
[...***...] Plan	Exhibit H, Rev. 1
Mutual Non-Disclosure Agreement	Exhibit I
Requirements Obligations	Exhibit J, Rev. 1
NetApp Workmanship Standards	Exhibit K
Manufacturing Test Requirements	Exhibit L
On-Site Support Requirements	Exhibit M
List of NetApp Other Technology	Exhibit O
Business Continuity Plan	Exhibit P, Rev. 1
     2. Modified Exhibits. Dot Hill and NetApp hereby agree that the exhibits attached hereto and described in the column “Replacement Exhibit” in the table below shall replace in their entirety their applicable corresponding exhibits described in the column “Existing Exhibit” in the table below. The provisions in the Replacement Exhibits in the table below shall apply to the Shasta, [...***...] products.

Description of Exhibit	Existing Exhibit	Replacement Exhibit
Product Price and Bill of Materials Breakdown	Exhibit B, Rev. 7 (as may be updated pursuant to Section 6.5 of the base Agreement)	Exhibit B, Rev. 8 (as may be updated pursuant to Section 6.5 of the base Agreement)
Product Forecast	Exhibit D, Rev. 2 (as may be updated pursuant to Section 6.5 of the base Agreement)	Exhibit D, Rev. 3 (as may be updated pursuant to Section 6.5 of the base Agreement)
NetApp Designated Technology	Exhibit N, Rev. 2	Exhibit N, Rev. 3
     3. Supplementary Exhibits. Dot Hill and NetApp hereby agree that the exhibits attached hereto and described in the column “Added Exhibit” in the table below shall supplement their applicable corresponding exhibits described in the column “Existing Exhibits” in the table below. The provisions contained in Exhibit A-2 and Exhibit C-3 below shall apply only to the [...***...] products and not to any other products that may be provided by Dot Hill under the Agreement. The provisions contained in Exhibit P-1 below shall apply only to those Shasta, [...***...]
Dot Hill and NetApp Confidential
***Confidential Treatment Requested

2.

     Products that are made by [...***...] in its role as a Dot Hill DCM and which are provided by Dot Hill to NetApp under the Agreement. Dot Hill will attempt to obtain a Business Continuance Plan from [...***...] to complete Exhibit P-2 & Exhibit P-3 by [...***...]. The provisions contained in Exhibit P-2 shall apply only to those Shasta, [...***...] Products that are made by [...***...] and/or any of its affiliates in their role as a Dot Hill DCM and which are provided by Dot Hill to NetApp under the Agreement. The provisions contained in Exhibit P-3 shall apply only to those Shasta, [...***...] Products that are made by [...***...] in its role as a Dot Hill DCM and which are provided by Dot Hill to NetApp under the Agreement.

Description of Exhibit	Existing Exhibits	Added Exhibit
Engineering Specifications	Exhibit A & Exhibit A-1	Exhibit A-2
Product Price and Bill of Materials Breakdown	Exhibit B	Exhibit B-1
Statement of Work and Acceptance Criteria	Exhibit C, Exhibit C-1 & Exhibit C-2	Exhibit C-3
Business Continuity Plan	Exhibit P, Rev. 1	Exhibit P-1
     4. Updated References. Notwithstanding anything to the contrary in the First Amendment or Second Amendment to the Agreement, Dot Hill and NetApp hereby agree that each applicable reference to an exhibit that is contained in the base terms and conditions of the Agreement and which is described in the applicable row of the middle column of the table below shall be updated to its corresponding reference in such row that is set forth in the far right hand column of the table below.

Description	Original References	Updated References
Engineering Specifications	Exhibit A	Exhibit A, Exhibit A-1, & Exhibit A-2
Product Price and Bill of Materials Breakdown	Exhibit B	Exhibit B, Rev. 8 & Exhibit B-1
Statement of Work and Acceptance Criteria	Exhibit C	Exhibit C, Exhibit C-1, Exhibit C-2 & Exhibit C-3
Product Forecast	Exhibit D	Exhibit D, Rev. 3
NetApp Designated Technology	Exhibit N	Exhibit N, Rev. 3
Business Continuance Plan	Exhibit P	Exhibit P, Rev. 1, Exhibit P-1
Dot Hill and NetApp Confidential
***Confidential Treatment Requested

3.

     5. Miscellaneous. The modifications included in this Third Amendment shall have prospective force and effect on and after the Third Amendment Date, and shall not retroactively affect any rights or obligations of the parties under the Agreement. This Third Amendment may be executed in counterparts by the authorized representatives of the parties, each of which shall be deemed an original and all of which together shall form and constitute a single instrument. Each party acknowledges and agrees that such executed counterparts of this Third Amendment may be delivered by a party to the other party electronically through the use of .pdf files or by facsimile transmission. Except as specifically modified or supplemented by or through this Third Amendment, all other terms and conditions of the Agreement, including the provisions in any existing exhibits to the Agreement, shall remain in full force and effect between the parties and be unaffected thereby.
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Dot Hill and NetApp Confidential

4.

     IN WITNESS WHEREOF, the parties through their duly authorized representatives have executed this Third Amendment to become effective as of the last signature date set forth below.
DOT HILL SYSTEMS CORP.
By:  /s/ Dana W. Kammersgard
Printed Name: Dana W. Kammersgard
Title: President
Date:  11/2/07
DOT HILL SYSTEMS B.V.
By:  /s/ Hanif I. Jamal
Printed Name: Hanif I. Jamal
Title: Chief Financial Officer
Date:  11/2/07
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Dot Hill and NetApp Confidential

5.

NETWORK APPLIANCE, INC.
By:  /s/ Michael W. Wais
Printed Name: Michael W. Wais
Title: Vice President, Supply Chain Management
Date:  11/2/2007
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Dot Hill and NetApp Confidential

6.

NETWORK APPLIANCE HOLDING AND
MANUFACTURING, B.V.
By:  /s/ Volker Weisshaar
Printed Name:  Volker Weisshaar
Title:  Director Legal Affairs EMEA
Date:  November 5, 2007
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Dot Hill and NetApp Confidential

7.

EXHIBIT A-2
Engineering Specifications
[...***...]
*** Confidential Treatment Requested

EXHIBIT B, REV. 8
Product Price and Bill of Materials Breakdown
[...***...]
*** Confidential Treatment Requested

EXHIBIT B, REV. 8
Attachment 1
[...***...]
*** Confidential Treatment Requested

EXHIBIT B, REV. 8
Attachment 2
[...***...]
*** Confidential Treatment Requested

[...***...] STATEMENT OF WORK
[...***...]
Network Appliance & Dot Hill CONFIDENTIAL
***Confidential Treatment Requested

Statement of Work:
Network Appliance [...***...] Modifications & IBM PEP Revision 1.06 (Final)
[...***...]
*** Confidential Treatment Requested

Network Appliance & Dot Hill	CONFIDENTIAL	Page 2 of 2

EXHIBIT D, REV. 3
Product Forecast
[...***...]
*** Confidential Treatment Requested

Exhibit N, Rev. 3
List of NetApp Designated Technology

What	Comment
[...***...]	[...***...]
*** Confidential Treatment Requested

Document No. 1-P-0028
Edition A
EXHIBIT P, REV. 1
Business Continuance Plan
[...***...]
[...***...]
*** Confidential Treatment Requested